Supplement Dated August 8, 2016

To the

Prospectus Dated May 1, 2016

For the

Farmers Variable Universal Life

Issued through

Farmers Variable Life Separate Account A

Offered by

Farmers New World Life Insurance Company (“FNWL”)

This Supplement updates certain information in your variable life insurance policy (“Policy”) Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Third Party Transfers

Effective August 8, 2016, a Policy owner is permitted to authorize a registered representative or an agent to transact transfers on the Policy owner’s behalf. FNWL will honor such an authorized third-party transfer, so long as the authorization and transfer instructions comply with FNWL’s administrative systems, rules and procedures, which FNWL may modify or rescind at any time.

In order to reflect this change, effective August 8, 2016, the language in your Prospectus is updated as follows:

1.	the following sentence, that appears in bold, on page 38 of the Prospectus, under the heading “Third Party Transfers”, is deleted in its entirety: “However, you may not authorize a registered representative or an agent to transact transfers on your behalf.”

2.	the section entitled “Third Party Transfers”, appearing on page 38 of the Prospectus, is hereby changed to read as follows:

“Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.”

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If you have any questions, please call the Service Center toll-free at 1-877-376-8008, or write the Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

Securities offered through Farmers Financial Solutions, LLC, 30801 Agoura Road, Building 1, Agoura Hills, California 91301. Member FINRA & SIPC.